UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

WISDOM HOMES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323 Tyler, TX 75708 (Address of principal executive offices) (zip code)

(800) 727-1024 (Registrant's telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

LG Capital Funding, LLC

On January 27, 2016, we entered into a Securities Purchase Agreement with LG Capital Funding, LLC ("LG Capital"), pursuant to which we sold to LG Capital two (2) 8% Convertible Promissory Notes each in the original principal amount of Forty Four Thousand Dollars ($44,000) (the "Notes"). The Notes have a maturity date of January 28, 2017, and are convertible after 180 days into our common stock at a fifty percent (50%) discount from the lowest trading price of our common stock, as reported by any exchange upon which our common stock is then traded, for the twenty (20) trading days prior to our receipt of notice from the Note holder to exercise this conversion feature. The conversion price shall be subject to a minimum conversion price of $0.0001 per share (the "floor price"), but in the event that the floor price is triggered, the conversion discount shall increase from fifty percent (50%) to sixty percent (60%), calculated against the floor price. Interest accrued on the Notes shall be payable in shares of our common stock, calculated using the same conversion formula. The Notes can be prepaid by us at a premium as follows: (a) between 0 and 90 days after issuance – 120% of the principal amount; (b) between 91 and 150 days after issuance – 130% of the principal amount; (c) between 151 and 180 days after issuance – 140% of the principal amount. There is no right to prepay the Notes after 180 days. One of the Notes was purchased from us for cash, and the other was purchased in exchange for the issuance by LG Capital of a corresponding note to us. The purchase and sale of the Notes closed on January 28, 2016, the date that the purchase price was delivered to us.

The issuance of the Notes was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.

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Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Securities Purchase Agreement with LG Capital Funding, LLC, dated January 28, 2016.

10.2	Convertible Redeemable Promissory Note with LG Capital Funding, LLC, dated January 28, 2016.

10.3	Collateralized Secured Promissory Note with LG Capital Funding, LLC dated January 28, 2016.

10.4	Convertible Redeemable Back End Note with LG Capital Funding, LLC, dated January 28, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wisdom Homes of America, Inc.

Dated: February 2, 2016	By:	/s/ James Pakulis
James Pakulis
	Its:	President and Chief Executive Officer

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